Exhibit 10.148
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                                       AB

                      Commodore Applied Technologies, Inc.
                        150 East 58th Street, Suite 3238
                               New York, NY 10155
                Telephone (212)-308-5800 Facsimile (212)-753-0731
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Delivered via facsimile 914-395-0059 and US Mail

Friday, April 9, 2004

Samuel Levinson
The Shaar Fund Ltd.
Managing Director
c/o Levinson Capital Management
350 Fifth Avenue, Suite 2210
New York, NY  10018

Sam:

Accrued dividends on the Series E Convertible Preferred Stock up to an amount of $300,000 ("Specified Series E Dividends") are to be forgiven to Commodore Applied Technologies, Inc (the "Company"). The Specified Series E Dividends relate to accrued dividends on currently unconverted Series E Convertible Preferred Stock and shall not be attributable to the accrued dividends on any future Series E Convertible Preferred Stock converted, unless this is not possible, in which case such Specified Series E Dividends shall relate to the accrued dividends of the latest Series E Convertible Preferred Stock converted. The Company in turn will transfer the dollar amount of the Specified Series E Dividends to Milford Capital & Management ("Milford") as part of the forbearance fee as outlined in the attached forbearance agreement between Milford and the Company ( "Milford Forbearance 2004").

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Please  acknowledge the forgiveness of the Specified  Series E Dividends and the
Company's right to transfer the dollar value of the Specified Series E Dividends to Milford in accordance with the Milford Forbearance 2004.


Acknowledged and Accepted by:



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The Shaar Fund, Ltd.
c/o Levinson Capital Management
/s/ Samuel Levinson, Managing Director

Date: February 10, 2004
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Commodore Applied Technologies, Inc.
/s/  James DeAngelis, CFO & Treasurer


Date: February 10, 2004
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Regards,

COMMODORE APPLIED TECHNOLOGIES, INC.
1

James M. DeAngelis
Sr. Vice President, Chief Financial and Administrative Officer

Cc:      Shelby T. Brewer


Enclosures:       Milford Capital & Management Forbearance Agreement